UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 21, 2006

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32496	77-0635673
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

The Oil & Gas Commerce Building
309 West 7th Street, Suite 1600
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 21, 2006, Thomas Cochrane, Cano Petroleum, Inc.’s Executive Vice President — Engineering, announced that he will be resigning from his employment with Cano Petroleum, Inc. on June 30, 2006, which is the date that his employment agreement terminates.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.
Date: June 23, 2006

	By:	/s/ Morris B. Smith
Morris B. Smith
Senior Vice President and Chief Financial Officer